                                                                          Ex 4.1

NUMBER
SSI


       SHARES


  SEE REVERSE FOR
CERTAIN DEFINITIONS

 CUSIP 868506 10 6

                                SUPERSHUTTLE(R)
                                ---------------

                        SUPERSHUTTLE INTERNATIONAL, INC.


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT




IS THE OWNER OF


  FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF
                        SUPERSHUTTLE INTERNATIONAL, INC.

transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued under and subject to the laws of the State of Delaware and the Amended and Restated Certificate of Incorporation and Amended and Restated By-laws of the Corporation, all as in effect from time to time.

     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                        SuperShuttle International, Inc.
Thomas C. LaVoy                       1985                    R. Brian Wier
   SECRETARY                        DELAWARE             CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
  NORWEST BANK MINNESOTA, N.A.
    TRANSFER AGENT AND REGISTRAR


BY


            AUTHORIZED SIGNATURE

                        SUPERSHUTTLE INTERNATIONAL, INC.


     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. UPON WRITTEN REQUEST MADE BY THE HOLDER OF THE CERTIFICATE, THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER A COPY OF THE FULL TEXT OF THE DESIGNATIONS, VOTING POWERS, PREFERENCES, QUALIFICATIONS AND SPECIAL AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   - as tenants in common
     TEN ENT   - as tenants by the entireties
     JT TEN    - as joint tenants with right of
                 survivorship and not as tenants
                 in common

                       UNIF GIFT MIN ACT -            Custodian
                                           -----------          -----------
                                             (Cust)               (Minor)

                                           under Uniform Gift to Minors Act


                                           ---------------------------------
                                                        (State)

    Additional abbreviations may also be used though not in the above list.


For value received,                     hereby sell, assign and transfer unto
                   --------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------

-------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                         shares
------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ---------------

                         (Signature)
                                    -------------------------------------------
                           NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.



             SIGNATURE GUARANTEED:
                                    -------------------------------------------
                                    THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.